                                                                   Exhibit 99.20

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[686,138,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2006-WMC1

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                               FEBRUARY [2], 2006

                              (MERRILL LYNCH LOGO)

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

                     HURRICAN KATRINA AND RITA LOANS GROUP 2

                                                                                   WEIGHTED
                                                     WEIGHTED   AVERAGE   WEIGHTED  AVERAGE   PERCENT
            NUMBER OF  AGGREGATE PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE COMBINED   FULL OR
PROPERTY    MORTGAGE   PRINCIPAL  MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL ORIGINAL ALTERNATIVE PERCENT
STATE         LOANS     BALANCE     POOL     COUPON   SCORE   OUTSTANDING    LTV      LTV       DOC        IO     DTI
--------    --------- ---------- ---------- -------- -------- ----------- -------- -------- ----------- ------- ------
Louisiana        2    159,984.48    0.01%     7.10%     602     $79,992     79.32%  100.00%   100.00%    67.01% 31.58%
Mississippi      1     15,922.46    0.00%    10.00%     647     $15,922    100.00%  100.00%   100.00%     0.00% 26.90%
               ---    ----------    ----     -----      ---     -------     -----   ------    ------     -----  -----
TOTAL:           3    175,906.94    0.01%     7.36%     606     $58,636     81.19%  100.00%   100.00%    60.94% 31.16%
               ===    ==========    ====     =====      ===     =======     =====   ======    ======     =====  =====

                     HURRICAN KATRINA AND RITA LOANS GROUP 1

                                                                                  WEIGHTED
                                                    WEIGHTED   AVERAGE   WEIGHTED  AVERAGE   PERCENT
            NUMBER OF AGGREGATE PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL  AVERAGE  COMBINED   FULL OR
PROPERTY     MORTGAGE PRINCIPAL  MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL ORIGINAL ALTERNATIVE PERCENT
STATE         LOANS    BALANCE     POOL     COUPON    SCORE  OUTSTANDING   LTV      LTV        DOC        IO     DTI
--------    --------- --------- ---------- -------- -------- ----------- -------- -------- ----------- ------- ------
Louisiana        1    26,773.32    0.00%    11.38%     607     $26,773    100.00%  100.00%    100.00%    0.00%  30.20%
Mississippi      1    63,618.98    0.01%     7.70%     647     $63,619     80.00%  100.00%    100.00%    0.00%  26.90%
               ---    ---------    ----     -----      ---     -------    ------   ------     ------     ----   -----
TOTAL:           2    90,392.30    0.01%     8.79%     635     $45,196     85.92%  100.00%    100.00%    0.00%  27.88%
               ===    =========    ====     =====      ===     =======    ======   ======     ======     ====   =====

                         HURRICAN KATRINA AND RITA LOANS

                                                                                           WEIGHTED
                                                           WEIGHTED    AVERAGE   WEIGHTED  AVERAGE    PERCENT
            NUMBER OF     AGGREGATE    PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE   COMBINED   FULL OR
PROPERTY     MORTGAGE     PRINCIPAL     MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL   ORIGINAL ALTERNATIVE PERCENT
STATE         LOANS        BALANCE        POOL     COUPON    SCORE  OUTSTANDING    LTV       LTV        DOC        IO     DTI
--------    --------- ---------------- ---------- -------- -------- ----------- --------- --------- ----------- ------- ------
Louisiana         3         186,757.80     0.01%    7.71%     603     $ 62,253    82.28%   100.00%    100.00%    57.40% 31.38%
Mississippi       2          79,541.44     0.01%    8.16%     647     $ 39,771    84.00%   100.00%    100.00%     0.00% 26.90%
              -----   ----------------   ------     ----      ---     --------    -----    ------     ------     -----  -----
TOTAL:            5         266,299.24     0.02%    7.85%     616     $ 53,260    82.80%   100.00%    100.00%    40.26% 30.05%
              =====   ================   ======     ====      ===     ========    =====    ======     ======     =====  =====

TOTAL:        6,438   1,266,138,648.70   100.00%    7.58%     639     $196,666    82.36%    91.12%     32.52%    17.16% 41.98%
              =====   ================   ======     ====      ===     ========    =====    ======     ======     =====  =====